Exhibit 10.2

EXECUTION VERSION

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of December 31, 2025, by and among GATX CORPORATION, a New York corporation (“GATX”, and, the “GATX Guarantor”), and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with any successor, the “Agent”).

WHEREAS, the Lenders have severally agreed to extend credit to GABX Leasing LLC, a Delaware limited liability company (the “Borrower”) pursuant to the Credit Agreement (as defined below);

WHEREAS, GATX is a member of the Borrower and will derive substantial indirect benefit from extensions of credit to the Borrower under the Credit Agreement; and

WHEREAS, it is a condition precedent to each of the Lenders’ obligations to extend credit under the Credit Agreement that GATX shall have executed and delivered this Agreement to the Agent, for the ratable benefit of all the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to extend credit thereunder, GATX hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS

1.1 Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including the introductory paragraphs herein above) shall have the meanings given to them in the Credit Agreement.

1.2 Other Defined Terms. When used herein the following terms shall have the following meanings:

“Agent” has the meaning assigned to such term in the introductory paragraphs of this Agreement.

“Agreement” has the meaning assigned to such term in the introductory paragraphs of this Agreement.

“Borrower” has the meaning assigned to such term in the introductory paragraphs of this Agreement.

“Credit Agreement” means the Credit Agreement of even date herewith among the Borrower, the Lenders from time to time party thereto and the Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Communication” has the meaning assigned to such term in Section 5.5.

“Electronic Copy” has the meaning assigned to such term in Section 5.5.

“GATX” has the meaning assigned to such term in the introductory paragraphs of this Agreement.

“GATX Guarantor” has the meaning assigned to such term in the introductory paragraphs of this Agreement.

“Guaranty” has the meaning assigned to such term in Section 2.1.

“Notice” has the meaning assigned to such term in Section 5.5.

“Process Agent” has the meaning assigned to such term in Section 5.10(A).

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means each of the Borrower and each Guarantor that is, at the time on which the relevant Guarantee or grant of the relevant security interest under the Loan Documents by such Person becomes effective with respect to a Swap Obligation, a corporation, partnership, proprietorship, organization, trust or other entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Article VI.

“Swap Obligation” means with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

1.3 Other Interpretive Provisions. The terms and provisions of Sections 1.02 through 1.06 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

ARTICLE II.

GUARANTY

2.1 Guaranty. The GATX Guarantor hereby irrevocably, absolutely and unconditionally guarantees in favor of the Agent, for the benefit of the Lenders, as a guarantee of payment and performance and not merely as a guarantee of collection, prompt payment in full when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Guaranteed Obligations. The Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the GATX Guarantor, and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Section 2.1 shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity or enforceability, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the GATX Guarantor under this Section 2.1, and the GATX Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing (this Section 2.1 being the “Guaranty”). For purposes of this Guaranty, (i) the term “Lender” shall include any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Guaranteed Hedge Agreement and (ii) the term “Loan Documents” shall include Guaranteed Hedge Agreements.

2.2 Rights of Lenders. The GATX Guarantor consents and agrees that the Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; and (b) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations (including, but not limited to, in accordance with the provisions of Section 8.16 of the Credit Agreement). Without limiting the generality of the foregoing, the GATX Guarantor consents to the Agent and the Lenders taking, or failing to take, any action which might in any manner or to any extent vary the risks of the GATX Guarantor under the Guaranty or which, but for this provision, might operate as a discharge of the GATX Guarantor.

2.3 Certain Waivers. The GATX Guarantor waives (a) any defense arising by reason of any disability or other defense of the GATX Guarantor, or the cessation from any cause whatsoever (including any act or omission of any Lender) of the liability of the GATX Guarantor; (b) the benefit of any statute of limitations affecting the GATX Guarantor’s liability hereunder; (c) any right to proceed against the Borrower or pursue any other remedy in the power of the Agent or any Lender whatsoever; (d) diligence, presentment, demand of payment, protest and any requirement that the Agent and the Lenders exhaust any right, power or remedy or proceed against the Borrower under the Credit Agreement or otherwise and (e) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. The GATX Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of the Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

2.4 Obligations Independent. The obligations of the GATX Guarantor under this Article II are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations, and a separate action may be brought against the GATX Guarantor to enforce this Article II whether or not the Borrower or any other person or entity is joined as a party.

2.5 Subrogation. The GATX Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under the Guaranty until all of the Guaranteed Obligations and any amounts payable under this Article II have been repaid in full and all of the Commitments are terminated. If any amounts are paid to the GATX Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

2.6 Termination; Reinstatement. The Guaranty is a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Article II are paid in full and all of the Commitments are terminated. Notwithstanding the foregoing, this Article II shall continue in full force and effect or be automatically revived (without any action), as the case may be, if any payment by or on behalf of the Borrower is made, or any of the Lenders exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Lenders in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Lenders are in possession of or have released the GATX Guarantor from its obligations under this Article II and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this Section 2.6 shall survive termination of this Agreement.

2.7 Subordination. The GATX Guarantor hereby subordinates to the payment in full of all Guaranteed Obligations the payment of all obligations and indebtedness of the Borrower to the GATX Guarantor, whether now existing or hereafter arising, and including but not limited to any obligation of the Borrower to the GATX Guarantor as subrogee of the Lenders or resulting from the GATX Guarantor’s performance under this Article II. Notwithstanding the subordination pursuant to the foregoing sentence, the Borrower may continue to make payments to the GATX Guarantor at the times and in the manner permitted by the Credit Agreement, unless (a) an Event of Default has occurred and is continuing and (b) the Agent shall have notified the GATX Guarantor in writing that payments of obligations that have been subordinated pursuant to this Section 2.7 shall cease until such Event of Default has been cured.

2.8 Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed in connection with any case commenced by or against the Borrower under any Debtor Relief Laws or otherwise, all such amounts shall nonetheless be payable by the GATX Guarantor immediately upon demand by the Lenders.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES.

To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit and other financial accommodations to the Borrower thereunder, the GATX Guarantor hereby represents and warrants, with respect to the representations and warranties contained in Sections 3.1 through 3.4, on the Escrow Release Date and on each date that such representations and warranties are required to be made in accordance with Section 3.03(a) of the Credit Agreement, and, with respect to the representations and warranties contained in Section 3.5, on each date that such representations and warranties are required to be made in accordance with Section 3.03(a) of the Credit Agreement (and not, for the avoidance of doubt, on the Closing Date or the Escrow Release Date) to the Agent and each Lender that:

3.1 Organization; Powers. The GATX Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

3.2 Authorization; Enforceability. The execution, delivery and performance by the GATX Guarantor of this Agreement is within the GATX Guarantor’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the GATX Guarantor and constitutes the legal, valid and binding obligation of the GATX Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.3 No Conflicts. The execution, delivery and performance by the GATX Guarantor of this Agreement and the incurrence by the GATX Guarantor of the Indebtedness created hereunder and hereby will not violate the charter, by-laws or other organizational documents of the GATX Guarantor.

3.4 Investment Company Status. The GATX Guarantor is not required to be registered as an “investment company” as such term is defined in and under the Investment Company Act, 1940, as amended.

3.5 Sanctions.

(A) The GATX Guarantor has implemented and maintains in effect policies and procedures reasonably designed in accordance with applicable law to promote compliance by the GATX Guarantor and (when acting in their respective capacities as such) its directors, officers, and employees with Anti-Corruption Laws and applicable Sanctions. To the knowledge of the GATX Guarantor, the GATX Guarantor is in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. Neither the GATX Guarantor or any of its directors or officers, or, to the knowledge of the GATX Guarantor, after due inquiry, any of its employees that will act in any capacity in connection with or benefit from the guaranty established hereby, is, or is controlled by, a Sanctioned Person.

(B) Neither the GATX Guarantor or, to the knowledge of the GATX Guarantor, any director or officer of the GATX Guarantor is currently the subject of any U.S. sanctions program administered by OFAC.

ARTICLE IV.

COVENANTS.

4.1 Financial Statements. The GATX Guarantor will furnish to the Agent (which shall promptly furnish to each of the Lenders):

(A) within 120 days after the end of each fiscal year of the GATX Guarantor, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or material exception as to the scope of such audit (other than a “going concern” qualification or like qualification or exception or explanatory statement attributable solely to upcoming maturity under any Indebtedness or any actual or potential inability to satisfy any financial covenants on a future date or in a future period)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the GATX Guarantor and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(B) within 55 days after the end of each of the first three fiscal quarters of each fiscal year of the GATX Guarantor, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Responsible Officers as presenting fairly in all material respects the financial condition and results of operations of the GATX Guarantor and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; and

(C) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other material information filed by the GATX Guarantor, with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be.

The GATX Guarantor shall be deemed to have delivered the financial statements and other information referred to in clauses (A), (B) and (C) of this Section 4.1, when such filings, financials or other information have been posted on the Internet website of the Securities and Exchange Commission (http://www.sec.gov) or on the GATX Guarantor’s own internet website as previously identified to the Agent. If the Agent or any Lender requests such filings, financial statements or other information to be delivered to it in hard copies, the GATX Guarantor shall furnish to the Agent or such Lender (as applicable) such statements accordingly; provided that no such request shall affect that such filings, financial statements or other information have been deemed to have been delivered in accordance with the terms of the immediately preceding sentence.

4.2 Notices of Material Events. The GATX Guarantor will furnish to the Agent (which shall promptly furnish to each of the Lenders) prompt written notice of the following, in connection with the GATX Credit Agreement:

(A) the occurrence of any Default (as defined under the under the GATX Credit Agreement);

(B) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the GATX Guarantor or any Affiliate thereof that is likely to result in a Material Adverse Effect (as defined under the under the GATX Credit Agreement); and

(C) any other development that results in a Material Adverse Effect (as defined under the under the GATX Credit Agreement).

Each notice delivered under this Section 4.2 shall be accompanied by a copy of the statement given by a Financial Officer (as defined under the under the GATX Credit Agreement) or other executive officer of the GATX Guarantor to the Agent (as defined in the GATX Credit Agreement) pursuant to Section 5.01(b) of the GATX Credit Agreement which sets forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

ARTICLE V.

MISCELLANEOUS.

5.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except with the written consent of the parties hereto.

5.2 Notices. All notices, requests and demands to or upon the Agent or the GATX Guarantor hereunder shall be effected in the manner provided for in Section 8.02 of the Credit Agreement and the provisions thereof are hereby incorporated by reference mutatis mutandis; provided that, for the purposes Section 8.02(a) thereof, the notice details for the GATX Guarantor are as follows:

GATX Corporation

233 S. Wacker Drive Chicago, IL 60606

Attention: Chris Velisaris; Katie Deibert

Email: ***

with a copy to each of (which shall not constitute notice):

Mayer Brown LLP

Attention: Adam C. Wolk and William R. Kucera

1221 Avenue of the Americas

New York, New York 10020

Telephone: ***

Email: ***

5.3 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

5.4 Nature of Remedies. All Guaranteed Obligations of the GATX Guarantor and rights of the Agent and the Lenders expressed herein shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

5.5 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Agent) shall be as effective as delivery of a manually signed original. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each, a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party hereto enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the GATX Guarantor, the Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Each of the GATX Guarantor, the Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. The Agent shall have no duty to confirm that the Person sending any notice, instruction or other communication (a “Notice”) by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a Person authorized to do so. Each other party assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to the Agent, including without limitation the risk of the Agent acting on an unauthorized Notice, and the risk of interception or misuse by third parties. Notwithstanding anything contained herein to the contrary, the Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent such Agent has agreed to accept such Electronic Signature, Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any party hereto without further verification, and (b) upon the request of Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

5.6 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby as to such jurisdiction, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

5.7 Entire Agreement. This Agreement constitutes the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.8 Successors; Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that, other than as permitted by the Credit Agreement, neither party hereto may assign or otherwise transfer any of its respective rights or obligations hereunder without the prior written consent of the other party hereto (and any attempted assignment or transfer without such consent shall be null and void).

5.9 Applicable Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.10 Forum Selection; Consent to Jurisdiction.

(A) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE GATX GUARANTOR HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT MAY BE MADE UPON CT CORPORATION SYSTEM AT ITS OFFICES AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 (THE “PROCESS AGENT”) AND THE GATX GUARANTOR HEREBY IRREVOCABLY APPOINTS THE PROCESS AGENT ITS AUTHORIZED AGENT TO ACCEPT SUCH SERVICE OF PROCESS, AND AGREES THAT THE FAILURE OF THE PROCESS AGENT TO GIVE ANY NOTICE OF ANY SUCH SERVICE SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON. THE GATX GUARANTOR HEREBY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING IN SUCH COURTS BY THE MAILING THEREOF BY ANY PARTIES HERETO BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GATX GUARANTOR AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 5.2. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(B) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (A) OF THIS SECTION 5.10. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

5.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12 Acknowledgements. GATX hereby acknowledges that:

(A) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(B) neither the Agent nor any Lender has any fiduciary relationship with or duty to GATX arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between GATX, on the one hand, and the Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(C) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among GATX and the Lenders.

5.13 Releases. At such time as (a) the Guaranteed Obligations have been paid in full (other than in respect of contingent indemnification and expense reimbursement claims not then due) and the Commitments terminated or (b) the Guaranty shall be permitted to be released pursuant to Section 8.16 of the Credit Agreement, the Guaranty shall be automatically released and the GATX Guarantor shall be released from its obligations hereunder and thereunder and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and the GATX Guarantor hereunder shall be automatically terminated and the Agent shall, upon the request and at the sole expense of the GATX Guarantor following any such release, promptly execute and deliver to the GATX Guarantor such documents as the GATX Guarantor shall request to evidence such release and termination.

5.14 Incorporation by Reference; Loan Document.

(A) The provisions of Sections 8.08 and 8.16 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

(B) The parties hereto hereby agree that this Agreement is a Loan Document.

ARTICLE VI.

KEEPWELL

Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Loan Party to honor all of such Specified Loan Party’s obligations under this Guaranty and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Article VI for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Article VI or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Article VI shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends that this Article VI constitute, and this Article VI shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GATX CORPORATION, as Guarantor

By:	/s/ Robert Lyons
Name: Robert Lyons
Title: President and Chief Executive Officer

[Signature Page to GATX Guaranty]

AGENT:

WELLS FARGO BANK, N.A., as Agent

By:	/s/ Matt J Perrizo
Name: Matt J Perrizo
Title: Managing Director

[Signature Page to GATX Guaranty]